Exhibit 10.2

Empire Energy Corporation International

Securities Purchase Agreement

December 2004

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Empire Energy Corporation International

Securities Purchase Agreement

This Securities Purchase Agreement (the “Agreement”) is made and entered into as of ___________________ 20___, by and between Empire Energy Corporation International, a Nevada corporation (the “Company”), and the investors listed on the Schedule of Purchasers attached hereto (individually and collectively the “Purchaser”).

Recitals

Whereas, the Company has authorized the issuance and sale of up to Seven Million, Five Hundred Thousand (7,500,000) shares of its Class A common stock, par value of $0.001 per share (the “Common Stock”); and

Whereas, the Company desires to issue and sell such shares to Purchaser on the terms and conditions set forth herein; and

Whereas, Purchaser desires to purchase such shares on the terms and conditions set forth herein.

Agreement

Now, Therefore, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Agreement to Sell and Purchase.

1.1

Sale and Purchase of Shares. Subject to the terms and conditions set forth herein, upon execution of this Agreement and receipt of the consideration set forth in Section 1.2 hereof, the Company hereby agrees to issue and sell to Purchaser at the Closing (as defined in Section 2.1 hereof) 5,000,000 shares of its Common Stock (the “Shares”) for $500,000.00.

1.2

Issuance and Sale of Shares.  At the closing, (i) the Company shall issue and sell to each Purchaser and each Purchaser severally agrees to purchase from the Company the respective number of shares set opposite such Purchaser’s name on the Schedule of Purchasers.  The purchase price (the “Purchase Price”) of each Common Stock shall be $.10 and $500,000 for all of the Shares.  Upon receipt of the Purchase Price the Company shall deliver to each Purchaser a stock certificate(s) representing the number of shares purchased by the Purchaser as set forth opposite such Purchaser’s name on the Schedule of Purchasers.  Upon receipt of the Purchase Price, the Shares will be validly issued, fully paid, and non-assessable.

2.

Closing, Delivery and Payment

2.1

Closing. The closing of the sale and purchase of the Shares under this Agreement (the “Closing”) shall take place on or before December 31, 2004, at 10:00 AM, at the offices of First Global Securities, Inc., 234 E. Colorado Boulevard, Suite M120, Pasadena, California 91101, or at such other time or place as the parties may mutually agree (such date is hereinafter referred to as the “Closing Date”).

2.2

Delivery. At the Closing, subject to the terms and conditions hereof, (i) the Company will deliver to Purchaser a stock certificate(s) representing the Shares and (ii) Purchaser shall deliver to the Company payment of the balance of the Purchase Price for the Shares by cashiers check or wire transfer.

3.

Representations And Warranties Of The Company. The Company hereby represents and warrants to Purchaser the following:

3.1

Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue and sell the Shares, and to carry out the provisions of this Agreement and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities or its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

3.2

Capitalization; Voting Rights.

(a)

The authorized capital stock of the Company, immediately prior to the Closing, consists of (i) One Hundred Million (100,000,000) shares of Common Stock, 2,952,234 shares of Class A Common Stock and 118,306 shares of Class B Common Stock which are issued and outstanding.

(b)

Other than convertible debentures, warrants, and shares of common stock to be issued upon the closing of a merger with Great South Land Minerals, Ltd., and except as may be granted pursuant to this Agreement, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), preferred or other stock, stock purchase agreements, subscription agreements, convertible debt instruments, contracts or any other instruments or securities of any kind which can be converted into or exercised to obtain or which otherwise provide for the grant, sale or issuance of any shares of capital stock of the Company or other securities of the Company, and there are no proxy or stockholder agreements. All outstanding options to purchase securities of the Company have been duly authorized by all necessary corporate and shareholder action.

(c)

All issued and outstanding shares of the Company’s Common Stock (i) have been duly authorized and validly issued, and are fully paid and nonassessable, and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

3.3

Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder at the Closing and the authorization, sale, issuance and delivery of the Shares pursuant hereto has been taken. This Agreement, when executed and delivered, will be a valid and binding obligation of the Company enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) general principles of equity that restrict the availability of equitable remedies. The sale of the Shares is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

3.4

Financial Statements. The Company has made available to Purchaser (i) its audited consolidated balance sheet as of December 31, 2003 and audited consolidated statements of income and cash flows for the twelve months ending December 31, 2003, and (ii) its unaudited consolidated balance sheet as of September 30, 2004 (the “Statement Date”) and unaudited consolidated statements of income and cash flows for the six-month period ending on September 30, 2004, (collectively, the “Financial Statements”), copies of which are included in the Company’s Form 10-KSB and Form 10-QSB, respectively, filed with the Securities and Exchange Commission. The Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except as disclosed therein, and present fairly the financial condition and position of the Company as of December 31, 2003, and the Statement Date; provided, however, that the unaudited financial statements are subject to normal recurring year-end audit adjustments (which are not expected to be material), and do not contain all footnotes required under generally accepted accounting principles.

3.5

Liabilities. The Company and its subsidiaries have no liabilities and the Company is not aware of any contingent liabilities of the Company or any of its subsidiaries, which are not disclosed in the Financial Statements, other than liabilities such as the cost of telephone and rent incurred in the ordinary course of business since the Statement Date.

3.6

Agreements; Action.

(a)

Except as set forth on Schedule 3.6 hereto or disclosed in our 10-KSB or 10-QSB filed with the SEC, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.

(b)

Except as set forth on Schedule 3.6 hereto or disclosed in our 10-KSB or 10-QSB filed with the SEC, there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or, to the knowledge of the Company by which it is bound

(c)

Except as set forth on Schedule 3.6 hereto or disclosed in our 10-KSB or 10-QSB filed with the SEC, the Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities, (iii) made any loans or advances to any person, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights.

3.7

Changes. Since the Statement Date, there has not been, to the knowledge of the Company:

(a)

Any change in the assets, liabilities, financial condition, prospects or operations of the Company from that reflected in the Financial Statements other than changes in liabilities such as the cost of telephone and rent incurred in the ordinary course of business since the Statement Date;

(b)

Any resignation or termination of any officer, key employee or group of employees of the Company; and the Company has no knowledge of the impending resignation or termination of employment of any such officer, key employee or group of employees;

(c)

Any change in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

(d)

Any damage, destruction or loss, whether or not covered by insurance, adversely affecting the properties, business or prospects or financial condition of the Company;

(e)

Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets of the Company; or

(f)

Any change in any agreement to which the Company is a party or by which it is bound which adversely affects the business, assets, liabilities, financial condition, operations or prospects of the Company.

3.8

Compliance With Other Instruments. To the best knowledge of the Company and its officers and directors, the Company is not in violation or default of any term of its Certificate of Incorporation or Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, or writ. Except with respect to reserved capital, the execution, delivery, and performance of and compliance with this Agreement and the issuance and sale of the Shares pursuant hereto will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

3.9

Litigation. Except as set forth on Schedule 3.9 hereto, there is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, currently threatened against the Company. The foregoing includes, without limitation, actions pending or, to the knowledge of the Company, threatened or any basis therefor known by the Company involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

3.10

Compliance With Laws; Permits. To the best knowledge of the Company and its officers and directors, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Shares, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it.

3.11

Offering Valid. Assuming the accuracy of the representations and warranties of Purchaser contained in Section 4.2 hereof, the offer, sale and issuance of the Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act or any state securities laws.

3.12

SEC Filings. Except for its Form 10-QSB for the period ending September 30, 2004 the Company has filed all required reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (“SEC”) pursuant to the Exchange Act and the Securities Act (collectively, including all exhibits thereto, the “SEC Filings”). The SEC Filings, as of their respective dates (and, if amended or superseded by a filing prior to the date of this Agreement or the Closing Date, then on the date of such filing), (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) complied in all material respects with the Exchange Act and the Securities Act, as the case may be, and the rules and regulations thereunder. The Company will continue to file all required SEC Filings by the Closing.

4.

Representations And Warranties Of The Purchaser. Each Purchaser hereby represents and warrants to the Company with respect to only itself as follows:

4.1

Investment Purpose.  Such Purchaser is acquiring the Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

4.2

Reliance on Exemptions.  Such Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares.

4.3

Information.  Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares, which have been requested by such Purchaser.  Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in Section 5.1 below.  Such Purchaser understands that its investment in the Shares involves a high degree of risk.  Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.

4.4

No Governmental Review.  Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

4.5

Transfer or Resale.  Such Purchaser understands that except as provided in Section 6.5 below: (i) the Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Purchaser provides the Company with reasonable assurance that such Shares can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended, (or a successor rule thereto) (“Rule 144"); (ii) any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the  Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Shares under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Shares may be pledged in connection with a bona fide margin account or other loan secured by the Shares.

4.6

Legends.  Such Purchaser understands that the certificates or other instruments representing the Shares, until such time as the sale of the Shares have been registered under the 1933 Act as contemplated by Section 6.5 below, the stock certificates representing the Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Shares upon which it is stamped, if, unless otherwise required by federal or state securities laws, that (i) such Shares are registered for resale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Shares may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that the Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

4.7

Authorization; Enforcement; Validity.  This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and are valid and binding agreements of such Buyer enforceable against such Buyer in accordance with their terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

4.8

Residency.  Such Buyer is a resident of that country specified in its address on the Schedule of Buyers.

4.9

Compensation.  Such Buyer acknowledges that First Global Securities Holdings, Inc. will receive compensation in connection with the offering of the Common Stock in an amount equal to 10% of the gross proceeds from the sale of the Common Stock.

5.

Closing Conditions and Deliveries. The obligations of Purchaser to purchase the Shares and of the Company to sell the Shares shall be subject to the following:

5.1

Representations And Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct as of the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

5.2

Stock Certificates. The stock certificates representing the Shares shall have been delivered to the Purchaser.

5.3

No Litigation. Prior to the Closing, the President shall certify that there is no pending litigation against the Company or, to the best of his knowledge, no litigation threatened against the Company.

5.4

No Liabilities. Other than those liabilities expressly agreed to by the Purchaser, the President shall certify that, to the best of his knowledge, there are no liabilities other than as set forth on the Company’s September 30, 2004, balance sheet as filed with the SEC.

5.5

Due Diligence. The completion to Purchaser’s satisfaction, which shall not be unreasonable, of an investigation of all documents pertaining to the Company.

5.6

Termination Date. The purchase of the Shares is completed by December 15, 2004, unless extended by mutual written agreement of the parties hereto.

5.7

Representations and Warranties True. The representations and warranties made by Purchaser in Section 4 shall be true and correct at the date of the Closing, and the Purchaser shall have performed all obligations and conditions herein required covenants to be performed or observed by it on or prior to the Closing.

5.8

Purchase Price.  The Purchase Price in good funds has been delivered to the Company.

6.

COVENANTS.

6.1

Best Efforts.  Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 5 of this Agreement.

6.2

Form D and Blue Sky.  The Company agrees to file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing.  The Company shall, on or before the Closing Dates, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares for sale to the Buyer at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.  The Company shall make all filings and reports relating to the offer and sale of the Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

6.3

Reporting Status.  Until the later of (i) the date which is one year after the date as of which the Purchaser may sell all of the Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) and (ii) the date which is two (2) years from the Closing Date (the “Reporting Period”), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

6.4

Filing of Form 8-K.  On or before the fourth (4th) Business Day following the Closing Date, the Company shall file a Form 8-K with the SEC describing the terms of the transactions contemplated by this Agreement and including as exhibits to such 8-K this Agreement, in the form required by the 1934 Act.

6.5

Registration of the Shares.  Simultaneously, with filing a Form S-4 Registration Statement with the SEC, the Company shall file a Registration Statement covering the resale of all of the Shares, with the SEC, in compliance with the Securities Act of 1933 (the “1933 Act”) and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis (“Rule 415”).  The Company shall use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon as possible.  Each Purchaser agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement.

7.

Additional Delivery of Common Stock.  In the event that the average bid price of the Company’s common stock for the ten days between the 80th to the 90th day from the Closing is not $1.00 per share or more, the Company shall issue and deliver to the Purchaser, pro rata, an additional 2,500,000 shares of its Class A Common Stock (the “Additional Shares”).  In the event, the Company shall not have the required authorized but unissued shares available to issue the additional Shares, the Company shall amend its Certificate of Incorporation to increase its authorized capital tock in order to comply with this Section 7.

8.

Miscellaneous.

8.1

Governing Law. This Agreement shall be governed by, construed in accordance with, and enforced under, the laws of the state of California, without regard to the principles of conflicts of law of such state.

8.2

Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the Closing. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

8.3

Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

8.4

Entire Agreement. This Agreement, the exhibits and schedules hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

8.5

Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

8.6

Amendment and Waiver.

(a)

This Agreement may be amended or modified only upon the written consent of both parties.

(b)

The obligations of the Company and the rights of the holders of the Shares under the Agreement may be waived only with the written consent of Purchaser.

8.7

Publicity. All press releases, announcements or other publicity pertaining to the transactions contemplated hereby must be approved by Purchaser and the Company prior to release, provided that such approvals may not be unreasonably withheld. Each of Purchaser and the Company understand and agree that the Company will be required to file copies of this Agreement with the SEC in connection with filing a Form 8-K immediately after the execution of such agreements.

8.8

Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Purchaser’s part of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

8.9

Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, or two (2) business days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or Purchaser at the address as set forth on the signature page hereof, or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other party hereto.

8.10

Expenses. The Company and the Purchaser shall pay all of their own costs and expenses incurred with respect to the negotiation, execution, delivery and performance of the Agreement.

8.11

Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

8.12

Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

8.13

Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

8.14

Confidentiality. Each party hereto agrees that, except with the prior written consent of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of the Shares purchased hereunder. The provisions of this Section 6.14 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto.

8.15

Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

8.16

Further Assurances. At any time and from time to time after the Closing Date, each party will execute such additional instruments and take such actions as may be reasonably requested by the other party to carry out the intent and purposes of this Agreement.

[signature page follows on next page]

[signature  page to securities purchase agreement]

In Witness Whereof, the parties hereto have executed this Securities Purchase Agreement as of the date set forth in the first paragraph hereof.

“COMPANY”	Empire Energy Corporation International a Nevada corporation
By: ________________________________ Malcolm Bendall Title: Chief Executive Officer Address: 11011 King Street, Ste. 260 Overland, KS 66210

[supplemental signature  page]

Purchaser	Number of Shares Being Purchased

Name:            __________________________________________

Address:        __________________________________________

           __________________________________________

Signature:       __________________________________________

Print Name:    __________________________________________

____________

[supplemental signature page]

Purchaser	Number of Shares Being Purchased
___________________________________________ Address: ______________________________________ ______________________________________ ______________________________________	________________
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___________________________________________ Address: ______________________________________ ______________________________________ ______________________________________	________________
___________________________________________ Address: ______________________________________ ______________________________________ ______________________________________	________________
___________________________________________ Address: ______________________________________ ______________________________________ ______________________________________	________________
___________________________________________ Address: ______________________________________ ______________________________________ ______________________________________	________________
___________________________________________ Address: ______________________________________ ______________________________________ ______________________________________	________________
___________________________________________ Address: ______________________________________ ______________________________________ ______________________________________	________________
___________________________________________ Address: ______________________________________ ______________________________________ ______________________________________	________________
___________________________________________ Address: ______________________________________ ______________________________________ ______________________________________	________________

Schedule 3.7

Agreements; Actions

Schedule 3.6

Agreements; Actions

None.

Schedule 3.9

Litigation

None.

Schedule 3.10

Tax Returns and Payments

None.